SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.                [ ] Confidential, for use of the Commission only
                                                    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                          CDC Kobrick Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)    Filing Party:

--------------------------------------------------------------------------------

(4)    Date Filed:

--------------------------------------------------------------------------------

PROXY CARD - FRONT


VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697
OR LOG ON TO WWW.CDCNVESTFUNDS.COM

Please fold and detach card at perforation before mailing.

PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS - November 9, 2001

The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Kobrick Investment Trust, on November 9, 2001 at
2:00 p.m. Eastern time, and at any adjournments thereof, all of the shares of each Fund of the Trust the undersigned would be entitled to vote if personally present.

Date:----------, 2001

Signature(s) (if held jointly)
NOTE: Please sign exactly as your name appears on this proxy card. All owners should sign. When signing as executor, administrator, Trustee or guardian or as custodian for a minor, please give full as such. If a corporation, please sign in full corporate name and the signer's office. If a partner, sign in the partnership name.

PROXY CARD - BACK


Please fold and detach card at perforation before mailing

Please fill in box(es) as shown using black or blue ink or number 2 pencil. DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL FOR WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 2 and 3.

1.Approval of the acquisition of the Kobrick Growth Fund by the CDC Nvest Large Cap Growth Fund (Kobrick Growth Fund shareholders only).
                   FOR        AGAINST     ABSTAIN
                   [ ]          [ ]         [ ]

2.Approval of the acquisition of the Kobrick Capital Fund by the CDC Nvest Star Growth Fund (Kobrick Capital Fund shareholders only).
                  FOR        AGAINST     ABSTAIN
                  [ ]          [ ]         [ ]

3.Approval of the acquisition of the Kobrick Emerging Growth Fund by the
CDC Nvest Star Growth Fund (Kobrick Emerging Growth Fund shareholders only).
                  FOR        AGAINST     ABSTAIN
                  [ ]          [ ]          [ ]

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

Email will be sent from Edelivery@proxyweb.com
Subject will be: KOBRICK PROSPECTUS / PROXY


Thank you for taking advantage of CDC Nvest Funds E-delivery. This E-mail is notification that the materials for the KOBRICK GROWTH FUND, KOBRICK CAPITAL FUND AND KOBRICK EMERGING GROWTH FUND Shareholder Meetings, each to be held on November 9, 2001 are available at the Web address indicated below.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 9, 2001

                          CDC KOBRICK INVESTMENT TRUST
                               KOBRICK GROWTH FUND
                              KOBRICK CAPITAL FUND
                          KOBRICK EMERGING GROWTH FUND
                                  800-225-5478

      NOTICE IS HEREBY GIVEN that Special Meetings of Kobrick Growth Fund, Kobrick Capital Fund and Kobrick Emerging Growth Fund will be held at 2:00 p.m. Eastern Time on Friday, November 9, 2001, at the offices of CDC IXIS Asset Management Distributors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK GROWTH FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Growth Fund to, and the assumption of all of the liabilities of the Kobrick Growth Fund by, the CDC Nvest Large Cap Growth Fund in exchange for shares of the CDC Nvest Large Cap Growth Fund and the distribution of such shares to the shareholders of the Kobrick Growth Fund in complete liquidation of the Kobrick Growth Fund.

2. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK CAPITAL FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Capital Fund to, and the assumption of all of the liabilities of the Kobrick Capital Fund by, the CDC Nvest Star Growth Fund in exchange for shares of the CDC Nvest Star Growth Fund and the distribution of such shares to the shareholders of the Kobrick Capital Fund in complete liquidation of the Kobrick Capital Fund.

3. TO BE VOTED ON BY SHAREHOLDERS OF THE KOBRICK EMERGING GROWTH FUND: To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Kobrick Emerging Growth Fund to, and the assumption of all of the liabilities of the Kobrick Emerging Growth Fund by, the CDC Nvest Star Growth Fund in exchange for shares of the CDC Nvest Star Growth Fund and the distribution of such shares to the shareholders of the Kobrick Emerging Growth Fund in complete liquidation of the Kobrick Emerging Growth Fund.

4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on September 12, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

                                              By order of the Board of Trustees,

                                              John E. Pelletier
                                              Secretary

           You can read the proxy materials at the following Web site: http://www.cdcnvestfunds.com/public/whats_new/proxy_inc_mmfunds.asp
       -------------------------------------------------------------------
         (If your E-mail software supports it, simply click on the link)

        You can enter your voting instructions at the following Web site:
                            http://www.proxyweb.com/
                            ------------------------
         (If your E-mail software supports it, simply click on the link)

To enter the http://www.proxyweb.com site, you will need the control number(s) below and the last four digits of your Social Security Number or Tax ID to be used as a PIN. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888


There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call CDC Nvest Funds at 800-225-5478. Thank you.

                         MANAGEMENT INFORMATION SERVICES
                      SCRIPT FOR CDC NVEST TELEPHONE VOTING
                               KOBRICK GROWTH FUND


OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 1: "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2: "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3: "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 1 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                         MANAGEMENT INFORMATION SERVICES
                      SCRIPT FOR CDC NVEST TELEPHONE VOTING
                              KOBRICK CAPITAL FUND


OPENING


WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2:  "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 2 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

                         MANAGEMENT INFORMATION SERVICES
                      SCRIPT FOR CDC NVEST TELEPHONE VOTING
                          KOBRICK EMERGING GROWTH FUND


OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3:  "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 3 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD:[     ][     ][     ][     ][     ]


          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                                   -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                    [ VOTE ]


                                         proxyweb.com is a service of:
                                              MIS, an ADP company

                                    -------------------------------------
                                    -------------------------------------
          [graphic omitted]
                                         Full service proxy specialists


                                         This site is best viewed using
                                     Netscape or Internet Explorer versions 3.0
                                                     or higher
                                    and using a display resolution of 800 X
                                                      600.

                                                [graphic omitted]

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                               KOBRICK GROWTH FUND


  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
   BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
     VOTED FOR EACH PROPOSAL FOR WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

              The Trustees recommend a vote FOR Proposals 1, 2 and 3.


PROPOSAL 1.   APPROVAL OF THE ACQUISITION OF THE KOBRICK GROWTH FUND BY THE          [  ] FOR  [  ] AGAINST  [  ] ABSTAIN
              CDC NVEST LARGE CAP GROWTH FUND.

----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 3.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the proxy statement for discussion of each of these matters.
  If no specification is made on a proposal, the proposal will be voted "For".

================================================================================

    To receive email confirmation, enter your email address here: [         ]



                 PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              KOBRICK CAPITAL FUND

--------------------------------------------------------------------------------
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
 WILL BE VOTED FOR EACH PROPOSAL FOR WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

              The Trustees recommend a vote FOR Proposals 1, 2 and 3.

PROPOSAL 1.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [x] NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------------------


PROPOSAL 2.   APPROVAL OF THE ACQUISITION OF THE KOBRICK CAPITAL FUND BY THE         [  ] FOR  [  ] AGAINST  [  ] ABSTAIN
              CDC NVEST STAR GROWTH FUND.

----------------------------------------------------------------------------------------------------------------------------

PROPOSAL 3.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.     [X] NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "For".

================================================================================

 To receive email confirmation, enter your email address here: [             ]



                 PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                          KOBRICK EMERGING GROWTH FUND

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
  BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
    VOTED FOR EACH PROPOSAL FOR WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

              The Trustees recommend a vote FOR Proposals 1, 2 and 3.


PROPOSAL 1.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.   [x] NOT APPLICABLE
---------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2.   NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE FOR THIS PROPOSAL.   [x] NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------------

PROPOSAL 3.   APPROVAL OF THE ACQUISITION OF THE KOBRICK EMERGING GROWTH FUND      [  ] FOR  [  ]  AGAINST  [  ] ABSTAIN
              BY THE CDC NVEST STAR GROWTH FUND.

---------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters.

================================================================================

 To receive email confirmation, enter your email address here: [           ]



                PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
  IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

----------------------------------------------------- --------------------------
Online Proxy Voting

CDC Nvest Funds has announced important proposals for Kobrick Funds, Income Funds and Money Market Funds that require a shareholder vote.

    o Kobrick funds: Kobrick Growth Fund, Korbick Emerging Growth Fund and Kobrick Capital Fund

    o Income funds: Short Term Corporate Income, Bond Income, Government Securities, Limited Term U.S.Government, Municipal Income and Massachusetts Tax Free Income

    o Money Market funds: Cash Management Trust - Money Market Series, Tax Exempt Money Market Trust

---------------------------------- ----------------------------------- --------------------------------------
       Kobrick Funds Proxy                 Income Funds Proxy                 Money Market Funds Proxy

    Review our Proxy Q&A or              Review our Proxy Q&A or              Review our Proxy Q&A or
     download a PDF file*                  download a PDF file*                 download a PDF file*
of the official proxy language.      of the official proxy language.      of the official proxy language.

   If you're ready to vote              If you're ready to vote              If you're ready to vote
  Enter our Electronic Proxy          Enter our Electronic Proxy           Enter our Electronic Proxy
       Voting Center                         Voting Center                        Voting Center
---------------------------------- ----------------------------------- --------------------------------------

Remember - Your Vote Counts!
                                                                                    ----------------------------------
Your vote is extremely important, even if you own only a few fund                      IMPORTANT NOTE: If you
shares. Voting promptly is also essential. If we do not receive enough                 own shares in more than
votes, we will have to resolicit shareholders, which would increase                    one account, you should
expenses to the funds. You may receive a reminder call to return your                  have received a separate
proxy from a proxy solicitation firm.                                                  card for each account.
                                                                                       These are not duplicate
You can vote on the Internet or by a toll-free call                                    cards; it is important to vote
                                                                                       each account represented by
Please see your proxy card for more information and helpful instructions.              the proxy cards received.
If you do vote electronically, you do not need to mail your proxy card.             ----------------------------------
However, if you want to change your vote, you also have the choice of using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 and speak with an investor service and marketing representative.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.

For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order literature through our site, or contact an Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

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     NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE
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                            [LOGO CDC NVEST FUNDS]
                 [LOGO CDC IXIS Asset Management Distributors]

        Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. -
                              All rights reserved.

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Kobrick Funds Proxy Q&A

Q. What are the proposals about?
The Board of Trustees of the Kobrick Funds has approved the reorganization of Kobrick Growth Fund into a new CDC Nvest equity fund called CDC Nvest Large Cap Growth Fund. They also have approved the acquisition of Kobrick Capital and Kobrick Emerging Growth funds by a new CDC Nvest Star fund called CDC Nvest Star Growth Fund. Following approval by shareholders and the satisfaction of certain other conditions, your investment in the Kobrick funds will be converted at net asset value on a tax-free basis for shares of the same class in a new CDC Nvest fund as follows:

    o If you own shares of the Kobrick Growth Fund, you will receive shares of CDC Nvest Large Cap Growth Fund of the same class you currently hold.

    o If you own shares of either Kobrick Capital Fund or Kobrick Emerging Growth Fund, you will receive shares of CDC Nvest Star Growth Fund of the same class you currently hold.

Q. What are the investment characteristics of the new CDC Nvest funds?
CDC Nvest Large Cap Growth Fund, like Kobrick Growth Fund, will pursue long-term growth of capital through investment in large company stocks. CDC Nvest Star Growth Fund will seek long-term growth of capital through a single diversified portfolio consisting of four distinctly managed segments. The enclosed materials provide details about the investment objectives, strategies, management, and fees and expenses of the new CDC Nvest funds. Please consult your financial representative, or call CDC Nvest Funds at 800-225-5478 regarding the specifics about the new CDC Nvest funds. If the acquiring CDC Nvest fund is not suitable to your investment needs, you may exchange, without charge, into another CDC Nvest fund prior to or after the acquisitions.

Q: Who are the managers of the new CDC Nvest funds?
CDC Nvest Large Cap Growth Fund will be managed by Vaughan, Nelson, Scarborough & McCullough ("VNSM"), which serves as interim manager of Kobrick Growth Fund. CDC Nvest Star Growth Fund will be managed by VNSM, RS Investment Management, L.P. (RSIM), Westpeak Investment Advisors, L.P. (Westpeak) and Morgan Stanley Investments, L.P. (Morgan Stanley). Currently, VNSM and RSIM jointly serve as interim managers of Kobrick Capital Fund and RSIM serves as the interim manager of Kobrick Emerging Growth Fund.

Q: What strengths do these managers bring to the management of the funds?

    o VNSM has extensive experience managing growth portfolios for large institutions.

    o RSIM is highly skilled at managing small- and mid-cap growth investments.

    o Westpeak is a leader in the quantitative investment discipline favored by many institutional investors.

    o Morgan Stanley is an investment advisory affiliate of Morgan Stanley Investment Management, Inc. It provides advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

Q: When will the assets transfer to the new funds?
Upon shareholder approval and the satisfaction of other conditions, the acquisitions are expected to occur on November 16, 2001. Therefore, it is very important that you vote. See below for important information on how to vote.

Q: How will the transition of assets be handled?
After approval by shareholders and the satisfaction of other conditions, your assets will transition automatically to the newly organized CDC Nvest funds. You will receive a confirmation statement after the transition is complete. Please refer to the enclosed Prospectus/Proxy Statement for information on the new CDC Nvest funds and on exchanges into other CDC Nvest funds.

Q: Is the transfer of assets a taxable event?
No. The acquisitions are being structured to result in no taxable gains or losses to you. As always, you should consult your tax professional for advice about your specific situation.

Q: Will there be any costs associated with these changes?
CDC IXIS Asset Management North America will assume all administrative costs associated with these proposed changes. Keep in mind, however, that any brokerage expenses associated with transitioning the portfolios will be borne by the funds.


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For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order literature through our site, or contact an Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

    -----------------------------------------------------------------------
     NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE
    -----------------------------------------------------------------------

                            [LOGO CDC NVEST FUNDS]
                 [LOGO CDC IXIS Asset Management Distributors]

        Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. -
                              All rights reserved.